                         FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment") is made and entered into as of this 26th day of February, 1998 by and among MARSHALL INDUSTRIES ("Marshall"), STERLING ELECTRONICS CORPORATION ("Sterling" and collectively with Marshall, the "Borrower"), the Lenders party to the Credit Agreement referenced below (the "Lenders") and FIRST UNION NATIONAL BANK , as Administrative Agent for the Lenders (the "Administrative Agent").

                                STATEMENT OF PURPOSE

     The Lenders agreed to extend certain credit facilities to the Borrower pursuant to the Credit Agreement dated as of January 16, 1998 by and among the Borrower, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement").

     The parties now desire to amend the Credit Agreement in certain respects on the terms and conditions set forth below.

     NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

     1. EFFECT OF AMENDMENT. Except as expressly amended hereby, the Credit Agreement and Loan Documents shall be and remain in full force and effect. This First Amendment shall not be deemed (i) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or (ii) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time.

     2. CAPITALIZED TERMS. All capitalized undefined terms used in this First Amendment shall have the meanings assigned thereto in the Credit Agreement.

     3. MODIFICATION OF CREDIT AGREEMENT. The Credit Agreement is hereby modified as follows:

     (a) ADDITIONAL DEFINED TERMS. Section 1.1 of the Credit Agreement is hereby amended by the addition of the following defined terms (in alphabetical order):

          "SWINGLINE COMMITMENT" means Twenty Million Dollars ($20,000,000).

          "SWINGLINE LENDER" means First Union in its capacity as swingline lender hereunder.

          "SWINGLINE LOAN" means any swingline loan made by the Swingline Lender to the Borrower pursuant to Section 2.9 and all such swingline loans collectively as the context requires.

          "SWINGLINE NOTE" means the Swingline Note made by the Borrower payable to the order of the Swingline Lender, substantially in the form of EXHIBIT A-1 hereto, evidencing the Swingline Loans, and any amendments and modifications thereto, any substitutes therefor, and any replacements, restatements, renewals or extension thereof, in whole or in part.

          "SWINGLINE TERMINATION DATE" means the earlier to occur of (a) forty-five (45) days after First Union notifies the Borrower of its intention to resign as Administrative Agent in accordance with Section 13.9 and (b) the Revolving Credit Termination Date.

     (b)  AMENDMENTS TO DEFINED TERMS.

          (i) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Extensions of Credit" and inserting in its place the following definition:

          "EXTENSIONS OF CREDIT" means (a) with respect to all Lenders, the aggregate principal amount of all outstanding Loans and L/C Obligations and
     (b) with respect to each Lender, the sum of (i) such Lender's Revolving Credit Commitment Percentage of the outstanding Revolving Credit Loans, L/C Obligations and Swingline Loans and (ii) such Lender's Term Loan Percentage of the Term Loans.

          (ii) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Loan" and inserting in its place the following definition:

          "LOAN" means any Revolving Credit Loan, any Swingline Loan or any Term Loan made to the Borrower pursuant to Articles II and IV, and all such Loans collectively as the context requires.

          (iii) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Notes" and inserting in its place the following definition:

          "NOTES" means the collective reference to the Revolving Credit Notes, the Swingline Note and the Term Notes; "Note" means any of such Notes.

     (c) AMENDMENT TO SECTION 2.1. Section 2.1 of the Credit Agreement is hereby amended by deleting the phrase "LESS the L/C Obligations" in the sixth line thereof and inserting in its place the following:

          LESS the sum of the outstanding principal balance of all outstanding Swingline Loans and the L/C Obligations.

     (d) AMENDMENT TO SECTION 2.2. Section 2.2 of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in its place the following Section 2.2:

          SECTION 2.2. PROCEDURE FOR ADVANCES OF REVOLVING CREDIT LOANS AND SWINGLINE LOANS

          (a) REQUESTS FOR BORROWING. The Borrower shall give the Administrative Agent a Notice of Revolving Credit Borrowing (i) not later than 1:30 p.m. (Charlotte time) on the same Business Day as each Swingline Loan, (ii) not later than 2:30 p.m. (Charlotte time) at least one (1) Business Day before each Base Rate Loan, and (iii) not later than 2:30 p.m. (Charlotte time) at least three (3) Business Days before each LIBOR Rate Loan, of its intention to borrow, specifying (A) the date of such borrowing, which shall be a Business Day, (B) the amount of such borrowing, which shall be (x) with respect to Base Rate Loans, other than borrowings pursuant to Section 3.5, in an aggregate principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof, (y) with respect to LIBOR Rate Loans in an aggregate principal amount of $3,000,000 or a whole multiple of $1,000,000 in excess thereof and (z) with respect to Swingline Loans in an aggregate principal amount of $300,000 or a whole multiple of $100,000 in excess thereof (except, in each case, the amount of such borrowing may be in the aggregate amount available to the Borrower), (C) whether the Revolving Credit Loans are to be LIBOR Rate Loans or Base Rate Loans, and (D) in the case of a LIBOR Rate Loan, the duration of the Interest Period applicable thereto. Notices received after 2:30 p.m. (Charlotte time) (or 1:30 p.m. in the case of Swingline Loans) shall be deemed received on the next Business Day. The Administrative Agent shall promptly notify the Lenders of each Notice of Revolving Credit Borrowing.

          (b) DISBURSEMENT OF REVOLVING CREDIT LOANS AND SWINGLINE LOANS. Not later than 2:30 p.m. (Charlotte time) on the proposed borrowing date, (i) each Lender will make available to the Administrative Agent, for the account of the Borrower, at the office of the Administrative Agent in funds immediately available to the Administrative Agent, such Lender's Revolving Credit Commitment Percentage of the Revolving Credit Loans to be made on such borrowing date and (ii) the Swingline Lender will make available to the Administrative Agent, for the account of the Borrower, at the office of the Administrative Agent in funds immediately available to the Administrative Agent, the Swingline Loans to be made on such borrowing date. The Borrower hereby irrevocably authorizes the Administrative Agent to disburse the proceeds of each borrowing requested pursuant to this
     Section 2.2 in immediately available funds by transferring such proceeds to the deposit account designated by the Borrower in the Notice of Account Designation delivered on the Closing Date or any date thereafter (any such subsequent notice to supersede any prior notice). Subject to Section 5.7, to the extent that any Lender has not made available to the Administrative Agent its Revolving Credit Commitment Percentage of any Revolving Credit Loan requested pursuant to this Section 2.2, the Administrative Agent shall not be obligated to disburse such portion of the proceeds of such Revolving Credit Loan. Revolving Credit Loans to be made for the purpose of refunding Swingline Loans shall be made by the Lenders as provided in Section 2.9(b).

     (e) AMENDMENT TO SECTION 2.3. Section 2.3 of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in its place the following Section 2.3:

          SECTION 2.3.        REPAYMENT OF LOANS.

          (a) REPAYMENT ON TERMINATION DATE. The Borrower shall repay the outstanding principal amount of (i) all Revolving Credit Loans in full on the Revolving Credit Termination Date, and (ii) all Swingline Loans in accordance with Section 2.9(b), together, in each case, with all accrued but unpaid interest thereon.

          (b)  MANDATORY REPAYMENTS.

               (i) If at any time the outstanding principal amount of all Revolving Credit Loans exceeds the Revolving Credit Commitment LESS the sum of the outstanding principal balance of all outstanding Swingline Loans and the L/C Obligations, the Borrower shall repay immediately upon notice from the Administrative Agent, by payment to the Administrative Agent for the account of the Lenders, the Revolving Credit Loans in an amount equal to such excess with each such repayment applied FIRST to the principal amount of outstanding Swingline Loans and SECOND to the principal amount of outstanding Revolving Credit Loans. Each such repayment shall be accompanied by any amount required to be paid pursuant to Section 5.9.

               (ii) The Borrower shall repay the outstanding principal balance of the Revolving Credit Loans pursuant to Section 2.5(c) in connection with any corresponding reduction in the Revolving Credit Commitment.

          (c) OPTIONAL REPAYMENTS. The Borrower may at any time and from time to time repay the Revolving Credit Loans and/or Swingline Loans, in whole or in part, upon at least three (3) Business Days' irrevocable notice to the Administrative Agent with respect to LIBOR Rate Loans, one (1) Business Day irrevocable notice with respect to Base Rate Loans and irrevocable notice by 1:30 p.m. (Charlotte time) the same Business Day with respect to Swingline Loans, in the form attached hereto as EXHIBIT D (a "Notice of Prepayment") specifying the date and amount of repayment and whether the repayment is of LIBOR Rate Loans, Base Rate Loans, Swingline Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each. Upon receipt of such notice, the Administrative Agent shall promptly notify each Lender. If any such notice is given, the amount specified in such notice shall be due and payable on the date set forth in such notice. Partial repayments shall be in an aggregate amount of $1,000,000 or a whole multiple of $500,000 in excess thereof with respect to Base Rate Loans, $3,000,000 or a whole multiple of $1,000,000 in excess thereof with respect to LIBOR Rate Loans and $300,000 or a whole multiple of $100,000 in excess thereof with respect to Swingline Loans. Each such repayment shall be accompanied by any amount required to be paid pursuant to Section 5.9.

     (f) AMENDMENT TO SECTION 2.4. Section 2.4 of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in its place the following Section 2.4:

          SECTION 2.4.        NOTES.

          (a) REVOLVING CREDIT NOTES. Each Lender's Revolving Credit Loans and the obligation of the Borrower to repay such Revolving Credit Loans shall be evidenced by a separate Revolving Credit Note executed by the Borrower payable to the order of such Lender representing the Borrower's obligation to pay such Lender's Revolving Credit Loans in accordance with the terms hereof. Each Revolving Credit Note shall be dated the date hereof and shall bear interest on the unpaid principal amount thereof at the applicable interest rate per annum specified in Section 5.1.

          (b)  SWINGLINE NOTES.    The Swingline Loans and the obligations of
     the Borrower to repay such Swingline Loans shall be evidenced by a Swingline Note executed by the Borrower payable to the order of the Swingline Lender representing the Borrower's obligation to pay the Swingline Loans in accordance with the terms hereof. The Swingline Note shall be dated the date hereof and shall bear interest on the unpaid principal amount thereof at the applicable interest rate per annum specified in Section 5.1.

     (g) AMENDMENT TO SECTION 2.6. Section 2.6 of the Credit Agreement is hereby amended by inserting the following parenthetical phrase immediately after the phrase "Revolving Credit Facility" in the second line thereof:

     (subject to Section 2.9(a) with respect to Swingline Loans)

     (h) ADDITION OF SECTION 2.9. The Credit Agreement is hereby amended by the addition of the following Section 2.9:

          SECTION 2.9.        SWINGLINE LOANS     .

          (a) AVAILABILITY. Subject to the terms and conditions of this Agreement, the Swingline Lender agrees to make Swingline Loans to the Borrower from time to time from the Closing Date through, but not including, the Swingline Termination Date; PROVIDED, that the aggregate principal amount of all outstanding Swingline

     Loans (after giving effect to any amount requested), shall not exceed the lesser of (i) the Revolving Credit Commitment less the sum of all outstanding Revolving Credit Loans and the L/C Obligations and (ii) the Swingline Commitment.

          (b)  REFUNDING.

               (i) Swingline Loans shall be refunded by the Lenders on demand by the Swingline Lender. Such refundings shall be made by the Lenders in accordance with their respective Revolving Credit Commitment Percentages and shall thereafter be reflected as Revolving Credit Loans of the Lenders on the books and records of the Administrative Agent. Each Lender shall fund its respective Revolving Credit Commitment Percentage of Revolving Credit Loans as required to repay Swingline Loans outstanding to the Swingline Lender upon demand by the Swingline Lender but in no event later than 2:00 p.m. (Charlotte time) on the next succeeding Business Day after such demand is made. No Lender's obligation to fund its respective Revolving Credit Commitment Percentage of a Swingline Loan shall be affected by any other Lender's failure to fund its Revolving Credit Commitment Percentage of a Swingline Loan, nor shall any Lender's Revolving Credit Commitment Percentage be increased as a result of any such failure of any other Lender to fund its Revolving Credit Commitment Percentage.

               (ii) The Borrower shall pay to the Swingline Lender within one Business Day of the receipt by the Borrower of demand therefor (provided that such notice is received prior to 12:00 p.m. (Charlotte time)) the amount of such Swingline Loans to the extent amounts received from the Lenders are not sufficient to repay in full the outstanding Swingline Loans requested or required to be refunded. In addition, the Borrower hereby authorizes the Administrative Agent to charge any account maintained with the Swingline Lender (up to the amount available therein) in order to immediately pay the Swingline Lender the amount of such Swingline Loans to the extent amounts received from the Lenders are not sufficient to repay in full the outstanding Swingline Loans requested or required to be refunded. If any portion of any such amount paid to the Swingline Lender shall be recovered by or on behalf of the Borrower from the Swingline Lender in bankruptcy or otherwise, the loss of the amount so recovered shall be ratably shared among all the Lenders in accordance with their respective Revolving Credit Commitment Percentages (unless the amounts so recovered by or on behalf of the Borrower pertain to a Swingline Loan extended after the occurrence and during the continuance of an Event of Default of which the Administrative Agent has received actual notice and which such Event of Default has not been waived by the Required Lenders or the Lenders, as applicable).

               (iii) Each Lender acknowledges and agrees that its obligation to refund Swingline Loans in accordance with the terms of this Section 2.9 is absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, non-satisfaction of the conditions set forth in Article VI. Further, each Lender agrees and acknowledges that if prior to the refunding of any outstanding Swingline Loans pursuant to this Section 2.9, one of the events described in Section 12.1(j) or (k) shall have occurred, each Lender will, on the date the applicable Revolving Credit Loan would have been made, purchase an undivided participating interest in the Swingline Loan to be refunded in an amount equal to its Revolving Credit Commitment Percentage of the aggregate amount of such Swingline Loan. Each Lender will immediately transfer to the Swingline Lender, in immediately available funds, the amount of its participation and upon receipt thereof the Swingline Lender will deliver to such Lender a certificate evidencing such participation dated the date of receipt of such funds and for such amount. Whenever, at any time after the Swingline Lender has received from any Lender such Lender's participating interest in a Swingline Loan, the Swingline Lender receives any payment on account thereof, the Swingline Lender will distribute to such Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded).

     (i) AMENDMENT TO SECTION 5.1(a). Section 5.1(a) of the Credit Agreement is hereby amended by inserting the following sentence as the second to last sentence of such Section:

          Each Swingline Loan shall bear interest at the Base Rate.

     (j)  AMENDMENTS TO SECTION 5.2.

          (i) Section 5.2 of the Credit Agreement is hereby amended by inserting the following parenthetical phrase immediately after the phrase "Base Rate Loans" in the second line thereof:

          (other than Swingline Loans)

          (ii) Section 5.2 of the Credit Agreement is further amended by deleting the phrase "11:00 a.m." in the ninth line thereof and inserting in its place the following phrase:

                    1:30 p.m.

     (k) AMENDMENT TO SECTION 5.3. Section 5.3 of the Credit Agreement is hereby amended by inserting the following proviso at the end of each of the first two sentences of such Section:

     ; PROVIDED, that the amount of outstanding Swingline Loans shall not be considered usage of the Revolving Credit Commitment for the purpose of calculating such commitment fee.

     (l)  AMENDMENTS TO SECTION 5.5.

          (i) Section 5.5 of the Credit Agreement is hereby amended by inserting the following phrases immediately after the phrase "then to all commitment and other fees and commissions then due and payable" in the eighth line thereof:

      , then to accrued and unpaid interest on the Swingline Note to the Swingline Lender, then to the principal amount outstanding under the Swingline Note to the Swingline Lender,

          (ii) Section 5.5 is further amended by inserting the following parenthetical phrase immediately after the word "Notes" in the eighth and eleventh lines thereof:

                         (other than the Swingline Note).

      4. CONDITIONS TO EFFECTIVENESS. This First Amendment shall be deemed effective as of February __, 1998 (the "Effective Date") upon satisfaction of the following conditions:

      (a) receipt by the Administrative Agent of a fully executed original hereof;

      (b) receipt by the Administrative Agent of the Swingline Note for the account of the Swingline Lender executed by Marshall and Sterling in the amount and maturity and otherwise as provided in this First Amendment and the Credit Agreement substantially in the form of EXHIBIT A attached hereto;

      (c) receipt by the Administrative Agent, on behalf of the Lenders, of a favorable opinion of counsel to Marshall and Sterling addressed to the Administrative Agent and the Lenders with respect to the First Amendment, the other Loan Documents and such other matters as the Administrative Agent may request;

      (d) receipt by the Administrative Agent of a copy of resolutions of the Board of Directors of Marshall and the Board of Directors of Sterling authorizing the First Amendment and all other documents executed in connection with the First Amendment certified as such by an officer of Marshall or Sterling, as applicable;

      (e) receipt by the Administrative Agent of all reasonable costs, fees and expenses of the Administrative Agent, including, without limitation, reasonable legal fees and expenses of counsel to the Administrative Agent in connection with the preparation, execution and delivery of this First Amendment; and

      (f) receipt by the Administrative Agent of any other agreement or document reasonably requested by the Administrative Agent in connection with the transactions contemplated hereby.

      5.   REPRESENTATIONS AND WARRANTIES/NO DEFAULT.

      (a) By its execution hereof, the Borrower hereby certifies that each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct in all material respects as of the date hereof (except for such representations and warranties made as of a certain date which shall remain true and correct as of such earlier date) as if fully set forth herein and that as of the date hereof no Default or Event of Default has occurred and is continuing.

      (b) By its execution hereof, Marshall and Sterling, as applicable, hereby represents and warrant that each of Marshall and Sterling, as the case may be, has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this First Amendment and each other document executed in connection herewith in accordance with their respective terms. This First Amendment and the Swingline Note have been duly executed and delivered by the duly authorized officers of Marshall and Sterling party thereto, and each such document constitutes the legal, valid and binding obligation of Marshall and Sterling, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally.

      6. EXPENSES. Marshall shall pay all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, execution and delivery of this First Amendment, including without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

      7. GOVERNING LAW. This First Amendment shall be governed by and construed in accordance with the laws of the State of North Carolina.

      8. COUNTERPARTS. This First Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

      9. FAX TRANSMISSION. A facsimile, telecopy or other reproduction of this First Amendment may be executed by one or more parties hereto, and an executed copy of this First Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this First Amendment as well as any facsimile, telecopy or other reproduction hereof.

      IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date and year first above written.

                      BORROWER:

                      MARSHALL INDUSTRIES

                      BY: /s/ HENRY W. CHIN
                      ---------------------
                      Name: Henry W. Chin
                            ---------------
                      Title Vice President, Finance and Chief Financial
                            -------------------------------------------
                      Officer
                      -------

                      STERLING ELECTRONICS CORPORATION

                      BY: /s/ HENRY W. CHIN
                          -----------------
                      Name: Henry W. Chin
                            -------------
                      Title Vice President, Finance and Chief Financial
                            -------------------------------------------
                      Officer
                      -------

                      LENDERS:

                      FIRST UNION NATIONAL BANK, as
                      Administrative Agent and Lender

                      BY: /s/ GEORGE L. WOOLSEY
                          ----------------------
                      Name: George L. Woolsey
                            -----------------
                      Title Vice President
                            --------------

                      ABN AMRO BANK, N.V.

                      BY: /s/ PAUL K. STIMPFL
                          -------------------
                      Name: Paul K. Stimpfl
                            ---------------
                      Title Vice President
                            --------------


                      By: /s/ HEATHER F. BRANDT

                          ---------------------
                      Name: Heather F. Brandt
                            -----------------
                      Title Vice President
                            --------------

                      THE BANK OF NEW YORK

                      BY: /s/ JONATHAN ROLLINS
                          --------------------
                      Name: Jonathan Rollins
                            ----------------
                      Title Assistant Vice President
                            ------------------------

                      COMERICA BANK


                      BY: /s/ EMMANUEL M. SKEVOFILAX
                          --------------------------
                      Name: Emmanuel M. Skevofilax
                            ----------------------
                      Title Assistant Vice President
                            ------------------------

                      THE FIRST NATIONAL BANK OF CHICAGO

                      BY: /s/ MARK A. ISLEY
                          -----------------
                      Name: Mark A. Isley
                            -------------
                      Title First Vice President
                            --------------------

                      NATIONSBANK OF TEXAS, N.A.

                      BY: /s/ GEORGE V. HAUSLER
                          ---------------------
                      Name: George V. Hausler
                            -----------------
                      Title Vice President
                            --------------

                      UNION BANK OF CALIFORNIA, N.A.

                      BY: /s/ ANN M. YASUDA
                          -----------------
                      Name: Ann M. Yasuda
                            -------------
                      Title Vice President
                            --------------

                      WELLS FARGO BANK, NATIONAL ASSOCIATION

                      BY: /s/ NANCY S. MARTORANO
                          ----------------------
                      Name: Nancy S. Martorano
                            ------------------
                      Title Vice President
                            --------------

                      BANQUE NATIONALE DE PARIS

                      By: /s/ CLIVE BETTLES
                          -----------------
                      Name: Clive Bettles
                            -------------
                      Title Senior Vice President
                            ---------------------

                      By: /s/ DEBORAH Y. GOHH
                          -------------------
                      Name: Deborah Y. Gohh
                            ---------------
                      Title Vice President
                            --------------

                      BANK OF MONTREAL

                      By: /s/ THOMAS H. PEER
                          ------------------
                      Name: Thomas H. Peer
                            --------------
                      Title Director
                            --------